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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                         000-28000                     58-2213805
     (State or Other Jurisdiction       (Commission File Number)             (IRS Employer
           of Incorporation)                                              Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Beginning on June 6, 2000, three putative class action lawsuits were filed against PRG-Schultz International, Inc. (the "Company"), formerly known as The Profit Recovery Group International, Inc., and certain of its present and former officers in the United States District Court for the Northern District of Georgia, Atlanta Division. These cases were subsequently consolidated into one proceeding styled: In re Profit Recovery Group International, Inc. Sec. Litig., Civil Action File No. 1:00-CV-1416-CC (the "Securities Class Action Litigation"). On November 13, 2000, the Plaintiffs in these cases filed a Consolidated and Amended Complaint (the "Complaint"). In that Complaint, Plaintiffs allege that the Company, John M. Cook, Scott L. Colabuono, the Company's former Chief Financial Officer, and Michael A. Lustig, the Company's former Chief Operating Officer, (the "Defendants") violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by allegedly disseminating false and misleading information about a change in the Company's method of recognizing revenue and in connection with revenue reported for a division. Plaintiffs purport to bring this action on behalf of a class of persons who purchased the Company's stock between July 19, 1999 and July 26, 2000. Plaintiffs seek an unspecified amount of compensatory damages, payment of litigation fees and expenses, and equitable and/or injunctive relief. On January 24, 2001, Defendants filed a Motion to Dismiss the Complaint for failure to state a claim under the Private Securities Litigation Reform Act, 15 U.S.C. ss. 78u-4 et seq. The Court denied Defendant's Motion to Dismiss on June 5, 2001. Defendants served their Answer to Plaintiffs' Complaint on June 19, 2001. The Court granted Plaintiffs' Motion for Class Certification on December 3, 2002.

     On February 8, 2005, the Company entered into a Stipulation of Settlement (the "Settlement") of the Securities Class Action Litigation on behalf of all putative class members, pursuant to which it agreed to settle the consolidated class action for $6.75 million, which payment is expected to be made by the insurance carrier for the Company. On February 10, 2005, the United States District Court for the Northern District of Georgia, Atlanta Division preliminarily approved the terms of the Settlement. Consistent with the Federal Rules of Civil Procedure, the class will be provided notice of the Settlement and given the right to object or opt-out of the Settlement. The Court will hold a final approval hearing on May 26, 2005. Final settlement of the consolidated class action is subject to final approval by the Court. If members of the plaintiff class owning a greater than specified amount of the Company's common stock (which amount the Company believes to be reasonable and customary for settlements of this type) submit timely requests for exclusion from the class, then unless unanimously agreed in writing by all defendants, the Settlement will be terminated.

Neither the Company nor any of its affiliates has any material relationship with any of the parties to the Settlement other than as described above.


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided pursuant to this Item 2.02 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of PRG-Schultz International, Inc. ("PRG-Schultz") that provide for the incorporation of all reports and documents filed by PRG-Schultz under the Exchange Act.

On March 3, 2005, PRG-Schultz issued a press release announcing its results for the quarter and year ended December 31, 2004. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated March 3, 2004, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of PRG-Schultz have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward looking statements. For further information, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-K filed March 5, 2004 with the Securities and Exchange Commission.
PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

          N/A

     (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------

         99.1*                      Press Release dated March 3, 2005

         -----------------
         * This exhibit is filed, not furnished.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRG-SCHULTZ INTERNATIONAL, INC.



Date:  March 3, 2005                     By:  /s/ Clinton McKellar, Jr.
                                              ----------------------------------
                                              Clinton McKellar, Jr.
                                              General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit Number             Description
--------------             -----------

99.1*                      Press Release dated March 3, 2005

-----------------
* This exhibit is filed, not furnished.





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